EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification accompanies the issuer’s Quarterly Report on Form 10-Q and is not filed, as provided in Release 33-8212, 34-47551 dated June 30, 2003.

In connection with the accompanying Quarterly Report of Central Valley Community Bancorp (“CVCB”) on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Kinross, Senior Vice President and Chief Financial Officer of CVCB, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CVCB.

A signed original of this written statement required by Section 906 has been provided to Central Valley Community Bancorp and will be retained by Central Valley Community Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  August 12, 2008

/s/ David A. Kinross
DAVID A. KINROSS
Senior Vice President and Chief Financial Officer